UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2019
THERMON GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35159 (Commission File Number)	27-2228185 (I.R.S. Employer Identification Number)
7171 Southwest Parkway Building 300, Suite 200 Austin TX (Address of principal executive offices)	78735 (Zip code)
Registrant’s telephone number, including area code: (512) 690-0600
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	THR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final voting results on each of the matters submitted to a vote of shareholders during the 2019 annual meeting of stockholders (the “Meeting”) of Thermon Group Holdings, Inc. (the “Company”) held on July 25, 2019 are shown below. At the close of business on June 3, 2019, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding and entitled to vote 32,636,248 shares of common stock of the Company ("Shares"), each Share being entitled to one vote.

The holders of a total of 31,385,868 Shares, representing 96.17% of the total Shares issued and outstanding and entitled to vote, were present in person or by proxy at the Meeting, constituting a quorum.

Proposal 1a - To re-elect Linda A. Dalgetty as director of the Company for a term to expire at the annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
29,676,156	387,630	1,322,082

Proposal 1b - To re-elect Marcus J. George as director of the Company for a term to expire at the annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
29,825,915	237,871	1,322,082

Proposal 1c - To re-elect Kevin J. McGinty as director of the Company for a term to expire at the annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
29,825,215	238,571	1,322,082

Proposal 1d - To re-elect John T. Nesser III as director of the Company for a term to expire at the annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
29,521,316	542,470	1,322,082

Proposal 1e - To re-elect Michael W. Press as director of the Company for a term to expire at the annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
29,034,313	1,029,473	1,322,082

Proposal 1f - To re-elect Charles A. Sorrentino as director of the Company for a term to expire at the annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
29,631,144	432,642	1,322,082

Proposal 1g - To re-elect Bruce A. Thames as director of the Company for a term to expire at the annual meeting of stockholders:

Votes For	Votes Withheld	Broker Non-Votes
29,967,583	96,203	1,322,082

Proposal 2 - To ratify the appointment of KPMG LLP by the audit committee of the board of directors of the Company as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2020:

Votes For	Votes Against	Votes Abstaining
31,385,866	0	2

Proposal 3 - To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as reported in the Company's proxy statement for the Meeting:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
29,013,675	1,049,909	202	1,322,082

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMON GROUP HOLDINGS, INC.

Date: July 26, 2019	By:	/s/ Ryan Tarkington
	Name:	Ryan Tarkington
	Title:	General Counsel & Corporate Secretary